EXHIBIT 1


              JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

         The undersigned  acknowledge and agree that the foregoing statement on
Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Dated February 21, 2008

                                         GENERAL ATLANTIC LLC

                                         By:  /s/ Thomas J. Murphy
                                              ----------------------------------
                                              Name: Thomas J. Murphy
                                              Title:   Managing Director


                                         GAP (BERMUDA) LIMITED

                                         By:  /s/ Thomas J. Murphy
                                              ----------------------------------
                                              Name: Thomas J. Murphy
                                              Title:   Vice President


                                         GENERAL ATLANTIC PARTNERS (BERMUDA),
                                         L.P.
                                         By: GAP (Bermuda) Limited,
                                             its General Partner

                                         By:  /s/ Thomas J. Murphy
                                              ----------------------------------
                                              Name: Thomas J. Murphy
                                              Title:   Vice President


                                         GAP-W INTERNATIONAL, L.P.
                                         By: GAP (Bermuda) Limited,
                                             its General Partner

                                         By:  /s/ Thomas J. Murphy
                                              ----------------------------------
                                              Name: Thomas J. Murphy
                                              Title:   Vice President


                                         GAPSTAR, LLC
                                         By: General Atlantic LLC,
                                             its Sole Member

                                         By:  /s/ Thomas J. Murphy
                                              ----------------------------------
                                              Name: Thomas J. Murphy
                                              Title:   Managing Director




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CUSIP NO. 929352102



                                         GAP COINVESTMENTS III, LLC

                                         By:  /s/ Thomas J. Murphy
                                              ----------------------------------
                                              Name: Thomas J. Murphy
                                              Title:   A Managing Member


                                         GAP COINVESTMENTS IV, LLC

                                         By:  /s/ Thomas J. Murphy
                                              ----------------------------------
                                              Name: Thomas J. Murphy
                                              Title:   A Managing Member


                                         GAP COINVESTMENTS CDA, L.P.
                                         By: General Atlantic LLC,
                                             its Sole Member

                                         By:  /s/ Thomas J. Murphy
                                              ----------------------------------
                                              Name: Thomas J. Murphy
                                              Title:   Managing Director


                                         GAPCO GMBH & CO. KG
                                         By: GAPCO Management GmbH,
                                             its General Partner

                                         By:  /s/ Thomas J. Murphy
                                              ----------------------------------
                                              Name: Thomas J. Murphy
                                              Title:   Procuration Officer


                                         GAPCO MANAGEMENT GMBH

                                         By:  /s/ Thomas J. Murphy
                                              ----------------------------------
                                              Name: Thomas J. Murphy
                                              Title:   Procuration Officer